EXHIBIT 10.1

AMENDMENT NO. 2 to CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) is entered into as of February 24, 2021 by and among LIVANOVA USA INC., a Delaware corporation (the “Borrower”), LIVANOVA PLC, a company incorporated under the laws of England and Wales (“Holdings”), the Lenders party hereto and ARES CAPITAL CORPORATION, a Maryland Corporation, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 10, 2020 (as amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Agreement, and as may be further amended, restated, supplemented, or modified, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement, as amended by this Agreement;and
WHEREAS, the Borrower, Holdings, the Administrative Agent and each of the Lenders signatory hereto, constituting not less than the Required Lenders, desire to amend the Credit Agreement, subject to the terms and conditions set forth herein, as more fully set forth below.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
1.Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:
a.by deleting clause (xi) of the definition of “Consolidated EBITDA” and replacing it in its entirety as follows:
        “(xi)    non-cash reserve or accrual in an amount not to exceed $43,000,000 as a loss contingency liability as required by GAAP per ASC 450 in connection with the clean-up of a hazardous waste storage site and contaminated areas located in Saluggia Italy, solely in the case of the periods ending December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, it being understood no amount shall be added pursuant to this clause (xi) to the extent duplicative of any such reserves or accruals that are included in clauses (xii) below;”
2.Conditions. The effectiveness of the amendments set forth in Section 1, of this Agreement are subject to the satisfaction of the following conditions precedent:
a.Agreement. The Administrative Agent shall have received a copy of this Agreement in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by each of the parties hereto.

b.Revolving Credit Amendment. The Administrative Agent shall have received a copy of the amendment to the Revolving Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by each of the parties hereto.
c.Representations and Warranties. As of the date hereof, the representations and warranties contained in Section 3 below shall, after giving effect to this Agreement and the transactions contemplated hereby, be true and correct.
d.Payment of Other Fees and Expenses. All costs, fees, expenses (including, without limitation, reasonable, documented, out-of-pocket legal fees) and other compensation payable to the Administrative Agent in connection with this Agreement or any other Loan Document shall have been paid (or shall be paid concurrently with the effectiveness of this Agreement).
3.Representations and Warranties. Each of Borrower and Holdings, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each Lender as follows:
a.the execution, delivery and performance by each of the Loan Parties of this Agreement have been duly authorized by all necessary organizational action, and do not and will not:
1.contravene the terms of any of that Person’s Organizational Documents;
2.conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; or
3.violate any Requirement of Law in any respect, except, as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;
b.such Loan Party has the power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as modified hereby;
c.this Agreement constitutes the legal, valid and binding obligations of each such Person which is a party hereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;
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d.immediately after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on the date hereof (except for (i) representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date and (ii) the representations and warranties under Section 4.9 (last sentence) and 4.29 of the Credit Agreement, which shall be true and correct in all material respect as of the Closing Date);
e.after giving effect to this Agreement and the transactions contemplated hereby, no Default or Event of Default exists or would result therefrom; and
4.No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby. This Agreement shall constitute a Loan Document.
5.Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic mail (in “.pdf” or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary no Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Agent pursuant to procedures approved by it.

6.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.
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7.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
8.Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.
9.Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

LIVANOVA USA, INC.,
a Delaware corporation

By: /s/ Damien McDonald
Name: Damien McDonald
Title: Vice President

LIVANOVA PLC,
a company incorporated under the laws of England and Wales

By: Damien McDonald
Name: Damien McDonald
Title: CEO

[Signature Page to Amendment No. 2]

ADMINISTRATIVE AGENT AND REQUIRED LENDER:
ARES CAPITAL CORPORATION, as the Administrative Agent and a Required Lender By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
[Signature Page to Amendment No. 2]

REQUIRED LENDERS:
CION ARES DIVERSIFIED CREDIT FUND By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
ARES JASPER FUND, L.P., By: Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
ARES CSIDF HOLDINGS, LLC, By: Ares Capital Management LLC, as a servicer By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
[Signature Page to Amendment No. 2]

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
ARES SDL HOLDINGS (U) INC., By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
[Signature Page to Amendment No. 2]

ARES SFERS HOLDINGS LLC, By: Ares Capital Management LLC, its servicer By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
CHIMNEY TOPS LOAN FUND, LLC, By: Ares Capital Management LLC, its servicer By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
AC AMERICAN FIXED INCOME IV, L.P., By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
[Signature Page to Amendment No. 2]

AO MIDDLE MARKET CREDIT FINANCING L.P.,
By: AO Middle Market Credit Financing GP Ltd., its general partner

By: /s/ K. Patel
Name: K. Patel
Title: Director

By: /s/ Jeremy Ehrlich
Name: Jeremy Ehrlich
Title: Director

NATIONWIDE LIFE INSURANCE COMPANY, By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
NATIONWIDE MUTUAL INSURANCE COMPANY, By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
[Signature Page to Amendment No. 2]

GREAT AMERICAN INSURANCE COMPANY, By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
GREAT AMERICAN LIFE INSURANCE COMPANY, By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
BLUE EAGLE 2019-1, LTD., By: Global Atlantic Financial Company, its collateral manager By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory
[Signature Page to Amendment No. 2]

BOWHEAD IMC LP, By: Ares Capital Management LLC, its investment manager By: /s/ Scott Lem Name: Scott Lem Title: Authorized Signatory

[Signature Page to Amendment No. 2]

AMERICAN FAMILY MUTUAL INSURANCE COMPANY, S.I. By: /s/ Eyal Karsh Name: Eyal Karsh Title: Authorized Signer
[Signature Page to Amendment No. 2]

CDPQ REVENU FIXE VIII INC.

By: /s/ Thomas Cockburn
Name: Thomas Cockburn
Title: Senior Director, Corporate Credit

By: /s/ Jerome Marquis
Name: Jerome Marquis
Title: Managing Director, Head of Corporate Credit

[Signature Page to Amendment No. 2]

BELUGA IMC TRUSTEE INC., as a trustee for BELUGA IMC INV TRUST By: /s/ Kenton Freitag Name: Kenton Freitag Title: Vice President
[Signature Page to Amendment No. 2]